UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005

                                SPO MEDICAL INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-11772                 25-1411971
 ---------------------------     ----------------------        ------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

    21860 Burbank Blvd., North Building, Suite 380, Woodland Hills, CA 91367
          (Address of principal executive offices, including Zip Code)

                                  818-888-4380
              (Registrant's telephone number, including area code)

                             UNITED DIAGNOSTIC, INC.
               124 West 60th Street, #33L, New York New York 10023
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously described in the registrant's Current Report on Form 8-K filed on March 2, 2005, effective February 28, 2005, SPO Medical Inc., a Delaware corporation (the "Company"), formerly known as United Diagnostic, Inc., entered into a Capital Stock Exchange Agreement (the "Exchange Agreement") among the Company, SPO Medical Equipment Ltd., a company incorporated under the laws of the State of Israel ("SPO Ltd."), and the shareholders of SPO Ltd., providing for the acquisition by the Company of all of the issued and outstanding shares of SPO Ltd. (the "Acquisition Transaction") in exchange for a specified number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). On April 21, 2005, the Exchange Agreement was amended and restated (as so amended and restated the "Restated Exchange Agreement").

The closing of the transactions contemplated in the Restated Exchange Agreement and the acquisition by the Company of all of the issued and outstanding ordinary shares of SPO Ltd. was completed on April 21, 2005. Pursuant to Restated Exchange Agreement, the Company issued to the shareholders of SPO Ltd. an aggregate of 5,769,106 shares of Common Stock, representing approximately 90% of the Common Stock issued and outstanding on the date of this report (after giving effect to the transactions contemplated by Restated Exchange Agreement). As a result of the Acquisition Transaction, SPO Ltd. became a wholly owned subsidiary of the Company as of April 21, 2005.

The foregoing description of the Acquisition Transaction and the Restated Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Exchange Agreement, which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Upon consummation of the Acquisition Transaction, the Company effectuated a forward subdivision of the Company's Common Stock issued and outstanding after giving effect to the transactions contemplated by Restated Exchange Agreement on a 2.65285:1 basis. The forward stock division is discussed in detail in Item
5.03. Following the forward stock subdivision, the Company has 17,053,621 shares of Common Stock issued and outstanding and the former shareholders of SPO Ltd. hold approximately 15,303,620 shares, representing 90% of the Company's issued and outstanding stock. The amount of issued and outstanding shares of Common Stock does not include 446,380 post-subdivision shares of Common Stock issuable upon the exercise of penny warrants issued to Mr. Israel Sarussi, SPO Ltd.'s Chief Technology Officer, further discussed in Item 5.01 below.

As the former shareholders of SPO Ltd. hold 90% of the Company's issued and outstanding shares, and because the business of SPO Ltd. represents the only business operations of the Company, the acquisition of SPO Ltd. is deemed to be a reverse acquisition for accounting purposes. SPO Ltd., the acquired entity, is regarded as the predecessor entity of the Company as of April 21, 2005.

The shares of Common Stock issued to the shareholders of SPO Ltd. pursuant to the Restated Exchange Agreement will not be registered with the Securities Exchange Commission or the securities commission of any United States state, and were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended.

Pursuant to the Restated Exchange Agreement, upon the consummation of the Acquisition Transaction, a new board of directors for the Company was constituted. These events are described in Item 5.02, which item is incorporated herein by reference.

Upon the consummation of the Acquisition Transaction, the name of the Company was changed to "SPO Medical Inc." and the certificate of incorporation and the bylaws of the Company were each amended and restated in the forms as attached hereto Exhibit 3.1 and Exhibit 3.2, respectively, which are incorporated herein by reference.

                                 About SPO Ltd.

SPO Ltd., was organized under the laws of the State of Israel in August 1995. SPO Ltd. develops biosensor and microprocessor technologies using reflectance pulse oximetry techniques for use in portable monitoring devices to capture life-saving and life-enhancing information within four key markets: medical care; home and remote-care; sports and wellness; and general security. SPO Ltd. has developed and patented proprietary technology that enables the use of pulse oximetry in a reflectance mode of operation i.e. a sensor that can be affixed to a single side of a body part. This technique is known as Reflectance Pulse Oximetry (RPO). Using RPO, a sensor can be positioned on various places of the body, hence minimizing problems of motion and poor profusion. In addition, its unique design results in substantially lower power requirements, which enable a wireless configuration with expanded commercial possibilities.

    Certain relationships between the parties to the Acquisition Transaction

One of the directors of the Company and the acting Chief Executive Officer of the Company, Michael Braunold, is an executive officer of SPO Ltd. and will continue in such capacity following the Acquisition Transaction. The Company anticipates that it will enter into an employment agreement with Mr. Braunold pursuant to which he will be retained as the Company's Chief Executive Officer. Mr. Braunold is currently the acting Chief Executive Officer of the Company.

Upon the consummation of the Acquisition Transaction, the Company entered into a one year Consulting Agreement with Marvin Feigenbaum, a former director and principal shareholder of the Company, under which Mr. Feigenbaum is to provide certain consulting services to the Company. In consideration thereof, the Company paid to Mr. Feigenbaum $100,000 at the closing of the Acquisition Transaction. In addition, under the Consulting Agreement, the Company undertook to (i) not consummate a reverse stock split without the prior written consent of Mr. Feigenbaum, (ii) grant to Mr. Feigenbaum of piggyback registration rights with respect to all of the Common Stock of the Company owned by Mr. Feigenbaum. The foregoing description of the consulting agreement between the Company and Mr. Feigenbaum does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement with Mr. Feigenbaum, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

The source of funds for the $100,000 cash payment to Mr. Feigenbaum are comprised of the proceeds of the initial closing on the Private Placement referred to in Item 3.02 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant;

The information set forth under Item 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

In order to facilitate the Acquisition Transaction referenced in Item 2.01 of this report, which items are incorporated herein by reference, and to raise working capital, on April 21, 2005, the Company commenced a private placement (the "Private Placement") to certain private and institutional investors of up to $1,150,000 by the sale of units of its securities, with each unit comprised of (i) its 18 month 6% Promissory Note (the "Notes") and (ii) two year warrants (the "Warrants") to purchase up to such number of shares of Common Stock of the Company as are determined by principal amount of the Note being purchased by such investor divided by $ 0.85, at a per share exercise price of $0.85. If Notes with in the aggregate principal amount of $1,150,000 are issued, the maximum number of shares of Common Stock issuable upon exercise of the Warrants will be approximately 1,352,942 shares of Common Stock. Under the Private Placement, subscription amounts are deposited into an escrow account.

On April 21, 2005, the Company conducted an initial closing on the Private Placement for gross proceeds of $225,000. Thereafter, the Company can conduct additional closings.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the copies of the Subscription Agreement and form of Note and Warrant attached hereto as Exhibit 10.2, 10.3 and 10.4 respectively.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 5.01.

Upon the close of the Acquisition Transaction on April 21, 2005 and following the stock subdivision effected immediately thereafter, the former shareholders of SPO Ltd. own 15,303,620 shares of the Company's Common Stock, representing approximately 90% of the issued and outstanding shares of the Company. The Company believes that the consummation of the Acquisition Transaction represents a change of control of the Company.

To the best knowledge of the Company, in connection with the Acquisition Transaction, Mr. Israel Sarussi, the Chief Technology Officer of SPO Ltd., received 1,402,124 shares of the Company's Common Stock in exchange for the shares of SPO Ltd. that he held. In addition, Mr. Sarussi exchanged 90,978 currently exercisable warrants of SPO Ltd. for 168,275 currently exercisable penny warrants of the Company at closing of the Acquisition Transaction. Post forward stock subdivision (discussed in further detail in Item 5.03 below), Mr. Sarussi holds shares of the Company's Common Stock, comprised of (i) 3,719,393 shares of Common Stock and (ii) 446,380 shares of Common Stock issuable upon exercise of currently exercisable penny warrants, representing approximately 23.8% of the Company's issued and outstanding shares of Common Stock. Mr. Sarussi is the only person known to the Company to hold beneficial ownership of 5% or more of the Company' issued and outstanding shares.

Following the closing of the Acquisition Transaction, all of the members of the Board of Directors (the "Board") of the Company resigned and new directors were appointed. The resignation of the existing directors and the appointment of new directors is discussed in Item 5.02 below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth under Item 2.01 and Item 5.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 5.01.

Following the Acquisition Transaction, the initial board of directors of the Company consists of three directors. All previous directors have resigned.

Set forth below is the name of each officer and director of the Company, the principal positions and offices he or she holds with the Company, and a brief description of that person's business experience during the past five (5) years:

Michael Braunold, Chief Executive Officer and Director

Since March 1998, Mr. Braunold has been Chief Executive Officer of SPO. Prior to March 1998, Mr. Braunold was Senior Director of Business Development at Scitex Corporation Ltd., a multinational corporation specializing in visual information communication. In such capacity, Mr. Braunold played a strategic role in managing a team of professionals assigned to M&A activities. During his 12-year tenure at Scitex, he held various positions within the worldwide organization, including a period in the United States as Vice President of an American subsidiary of Scitex specializing in medical imaging. From March 2000 through September 2000, Mr. Braunold was also the Chief Executive Officer and Chairman of Ambient Corporation, a Delaware company, that specializes in the implementation of a proposed comprehensive high-speed communication infrastructure that is designed to utilize existing electrical power distribution lines as a high-speed communication medium. Mr. Braunold served as director of Amedia Networks, Inc. (formerly TTR Technologies, Inc.) from
February 2000 through August 2002. Mr. Braunold originates from the United Kingdom. He obtained a Bachelor of Science degree with honors in Engineering and Management Sciences from Imperial College Business School, London.

Pauline Dorfman, Director, Age 40

Since January 2001 Mrs. Dorfman, a qualified chartered accountant, has been a consultant with Berenblut Consulting, an Ontario firm that assists commercial business, law firms and governments across North America and Europe in several areas covering economics, finance, accounting, valuation and strategy. Mrs. Dorfman specializes in conducting analysis and financial investigations in connection with international development disputes and economic damage quantification for breach of contract and personal medical malpractice cases. Prior to this assignment, Mrs. Dorfman worked for 10 years with the Toronto Dominion Bank in the finance and commercial lending areas analyzing the financial risk of various bank investments and strategies, assisting in the development of new bank products and meeting the external and internal financial reporting requirements of the bank.

Sidney Braun, Director, Age 44

Since June 2004 Mr. Braun has served as the President and COO for Med-Emerg International Inc. (MEII), a company incorporated in the Province of Ontario. MEII is a publicly listed healthcare services company specializing in the coordination and delivery of emergency and primary health care related services in Canada such as physician and nurse staffing and recruitment, clinical management services, a national drug infusion service and a comprehensive physician practice management program. Mr. Braun has extensive experience in commerce both in North America and Europe, including manufacturing, distribution and trading. Prior to his current position at MEII, Mr. Braun worked for 7 years as an independent consultant to several large state-owned corporations from the former Eastern European block on developing business strategies and adapting to new working conditions in western markets. In addition, Mr. Braun developed expertise in emerging financial markets in Europe and introduced several companies to the UK and German capital markets.

Family Relationships

There are no family relationships among any of the Company's directors and officers or those proposed to be directors and officers.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws:  Change in Fiscal
Year

Upon the consummation of the Acquisition Transaction, the Company changed its name from "United Diagnostic, Inc." to "SPO Medical Inc." in order to provide a new identity for the Company's new business. In connection with the name change, the Company expects that its trading symbol on the pink sheets will also be changed.

Additionally, upon the consummation of the Acquisition Transaction, the Certificate of Incorporation and Bylaws of the Company were amended and restated in the forms attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, which are incorporated herein by this reference.

Upon the consummation of the Acquisition Transaction, the Company effectuated a forward subdivision of the Company's Common Stock on a 2.65285:1 basis. The forward stock subdivision was made to all stockholders of the Company immediately after the Acquisition Transaction. The additional shares issued pursuant to the forward stock sub-division are fully paid and non-assessable. All new shares will have the same par value, voting rights and other rights as old shares. The forward stock subdivision was effectuated by increasing the number of issued and outstanding shares at the ratio of 2.65285:1. Accordingly, as a result of the forward stock subdivision, the Company has 17,053,621 shares outstanding and has approximately 32,499,999 authorized unissued shares of Common Stock available for issuance. The Company also has 2,000,000 authorized shares of preferred stock, none of which have been designated or are outstanding. These shares may be issued in the future in connection with acquisitions, subsequent financings or as determined by the Company's board of directors.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

These financial statements will be provided as soon as they are available, but within 60 days from the date of this Current Report.

(b) Pro forma financial information.

These financial statements will be provided as soon as they are available, but within 60 days from the date of this Current Report.

(c) Exhibits:

2.1 Restated Capital Stock Exchange Agreement dated as of April 21, 2005 among the Company, SPO Ltd. and the SPO Ltd. shareholders specified therein.

3.1 Amended and Restated Certificate of Incorporation of the Company.

3.2 Bylaws of the Company

10.1 Consulting Agreement dated as of April 21, 2005 between the Company and Mr. Feigenbaum.

10.2 Form of subscription Agreement with certain investors.

10.3 Form of Promissory Note issued to certain investors.

10.4 Form of Warrant Instrument issued to certain investors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: April 27, 2005                    SPO MEDICAL INC.


                                               By: /s/ Michael Braunold
                                                   -----------------------------
                                                   Michael Braunold
                                                   Chief Executive Officer